Exhibit 10.2

JOINDER TO CREDIT AGREEMENT

THIS JOINDER TO CREDIT AGREEMENT (this “Agreement”), dated as of April 29, 2014, by and among CHP PARTNERS, LP, a Delaware limited partnership (“CHP”), CNL HEALTHCARE PROPERTIES, INC., a Maryland corporation (“CNL HP”) (CHP and CNL HP are individually referred to herein as a “Borrower” and collectively as “Borrowers”), each lender from time to time party hereto (collectively, “Lenders” and individually, a “Lender”), and KEYBANK NATIONAL ASSOCIATION, a national banking association, as Administrative Agent.

BACKGROUND

A. Borrowers, the Lenders and Administrative Agent are parties to that certain Credit Agreement, dated as of August 19, 2013 (as amended, restated, supplemented or otherwise modified and in effect from time to time, the “Credit Agreement”).

B. Borrowers desire to increase the Commitment Amount by $35,000,000 pursuant to the terms of the Credit Agreement (the “Revolver Increase”) such that the Commitment Amount shall hereafter be $275,000,000.00 for all purposes.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and of the mutual covenants contained herein, and other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. DEFINED TERMS. Unless otherwise defined herein, all capitalized terms used herein shall have the meanings given to them in the Credit Agreement.

SECTION 2. JOINDER AND COMMITMENT INCREASE.

(a) Certain financial institutions that were not previously Lenders but that are signatory hereto (each, an “Additional Lender”) agree to join the Credit Agreement as a “Lender” and to be bound by the terms and conditions of the Credit Agreement. Pursuant to the Credit Agreement, the amount set forth opposite each Lender’s name on Schedule I of the Credit Agreement is deemed amended and replaced with the amount set forth opposite such Lender’s name on Schedule I attached hereto, and a new row is added to the Schedule I for each Additional Lender to read as set forth for each such Additional Lender on Schedule I attached hereto, which schedule reflects the new Commitments after giving effect to this clause.

(b) On the effective date hereof, each Additional Lender shall make available to Administrative Agent such amounts in immediately available funds as Administrative Agent shall determine, for the benefit of the Lenders that are not Additional Lenders, are necessary in order to cause each Lender to hold its Applicable Percentage (as shown on Schedule I attached hereto) (after giving effect to the Revolver Increase and the application of such amounts to make payments to such Lenders) of the Loans.

SECTION 3. REPRESENTATIONS AND WARRANTIES.

(a) Each Borrower represents and warrants that (i) it has full corporate (or equivalent) power and authority to enter into this Agreement and perform its obligations hereunder in accordance with the provisions hereof, (ii) this Agreement has been duly authorized, executed and delivered by such Borrower and (iii) this Agreement constitutes the legal, valid and binding obligation of such Borrower, enforceable against such Borrower in accordance with its terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or law).

(b) Each Borrower represents and warrants that (i) the representations and warranties contained in the Credit Agreement and each of the other Loan Documents are each true and correct in all material respects on and as of the Revolver Increase Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date, and (ii) no Event of Default has occurred and is continuing.

SECTION 4. CONDITIONS TO EFFECTIVENESS. This Agreement and Revolver Increase shall become effective on the first Business Day (the “Revolver Increase Effective Date”) each of the following conditions precedent is satisfied:

(a) Execution and Delivery of Agreement. Administrative Agent (or its counsel) shall have received from (A) each Additional Lender and (B) Borrowers either (i) a counterpart of this Agreement signed on behalf of such party or (ii) written evidence satisfactory to Administrative Agent (which may include telecopy transmission of a signed signature page of this Amendment) that such party has signed a counterpart of this Agreement.

(b) Notes. Borrowers shall have duly executed and delivered to Administrative Agent the Notes payable to the order of each applicable Lender listed on Schedule I hereto in the amount of their respective Commitments after giving effect to this Agreement, all of which shall be in full force and effect.

(c) Secretary’s Certificates. Administrative Agent shall have received from each Borrower a certificate, dated the effective date hereof, signed by the secretary or any assistant secretary of such Borrower, as to the incumbency and signature of the officers of each such Borrower executing this Agreement or any Note (in form and substance reasonably satisfactory to Administrative Agent) and any certificate or other document or instrument to be delivered pursuant hereto or thereto by or on behalf of such Borrower, together with evidence of the incumbency of such secretary or assistant secretary, and certifying as true and correct, attached copies of all Organizational Documents of such Borrower and the resolutions of such Borrower referred to in such certificate and all of the foregoing (including each Organizational Document) shall be reasonably satisfactory to Administrative Agent.

(d) Fees. Borrowers shall have paid, without duplication of amounts described in Section 5(a) below, such fees to Administrative Agent for distribution to the Additional Lenders as previously agreed by Borrowers and Administrative Agent.

(e) Representations and Warranties. The representations and warranties contained in this Agreement, the Credit Agreement and the other Loan Documents shall each be true and correct in all material respects at and as of the effective date hereof as though made on and as of the such effective date (except to the extent such representations and warranties are expressly made as of a specified date in which event such representations and warranties shall be true and correct in all material respects as of such specified date).

(f) No Defaults. No Event of Default under the Credit Agreement shall have occurred and be continuing.

SECTION 5. MISCELLANEOUS. The parties hereto hereby further agree as follows:

(a) Costs and Expenses. Company hereby agrees to pay all reasonable fees, costs and expenses of Administrative Agent incurred in connection with the negotiation, preparation and execution of this Agreement and the transactions contemplated hereby.

(b) Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Agreement.

(c) Headings. Headings used in this Agreement are for convenience of reference only and shall not affect the construction of this Agreement.

(d) Integration. This Agreement and the Credit Agreement (as amended hereby) constitute the entire agreement among the parties hereto with respect to the subject matter hereof.

(e) Governing Law. THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF OHIO, AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF SAID STATE.

(f) Binding Effect. This Agreement shall be binding upon, and inure to the benefit of, Borrowers, Administrative Agent, the Lenders and their respective successors and assigns; provided, however, that no Borrower may assign its rights or obligations hereunder or in connection herewith or any interest herein (voluntarily, by operation of law or otherwise) without the prior written consent of the Lenders.

(g) Agreement; Waiver. The parties hereto agree and acknowledge that nothing contained in this Agreement in any manner or respect limits or terminates any of the provisions of the Credit Agreement or any of the other Loan Documents other than as expressly set forth herein and further agree and acknowledge that the Credit Agreement (as amended hereby) and each of the other Loan Documents remain and continue in full force and effect and are hereby ratified and confirmed.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above.

CHP PARTNERS, LP, a Delaware limited partnership

By:	CHP GP, LLC, a Delaware limited liability company, General Partner

	By:	CNL Healthcare Properties, Inc., a Maryland corporation, Sole Member

		By:	/s/ Joshua J. Taube
Joshua J. Taube, Senior Vice President

CNL HEALTHCARE PROPERTIES, INC., a Maryland corporation

By:	/s/ Joshua J. Taube
Joshua J. Taube, Senior Vice President

Borrower’s Signature Page to

Joinder to Revolving Credit Agreement

KEYBANK NATIONAL ASSOCIATION, a national banking association, as administrative agent on behalf of itself and the Lenders

By:	/s/ John Hyland
Name:	John Hyland
Title:	Closing Officer

Agent’s Signature Page to

Joinder to Revolving Credit Agreement

JPMORGAN CHASE BANK, NA, a national banking association

By:	/s/ Rita Lai
Name:	Rita Lai
Title:	Authorized Signer

JP Morgan Chase Bank’s Signature Page to

Joinder to Revolving Credit Agreement

SCHEDULE I

COMMITMENTS

AND APPLICABLE PERCENTAGES

Lender	Commitment	Applicable Percentage

KeyBank National Association	$45,000,000.00	16.3636363636%
Suntrust	$45,000,000.00	16.3636363636%
JPMorgan Chase Bank, NA	$35,000,000.00	12.7272727272%
Cadence Bank, NA	$30,000,000.00	10.9090909091%
RBS	$30,000,000.00	10.9090909091%
Fifth Third Bank	$25,000,000.00	9.0909090909%
PNC Bank, National Association	$25,000,000.00	9.0909090909%
Bank of America, N.A.	$15,000,000.00	5.4545454545%
Comerica Bank	$15,000,000.00	5.4545454545%
Seaside Bank	$10,000,000.00	3.6363636364%

TOTAL	$275,000,000.00	100.000000000%